INVENTORIES	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
INVENTORIES	INVENTORIES

ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for Wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

EXPLANATORY INFORMATION

	As at December 31
(In millions of dollars)	2019	2018

Wireless devices and accessories	380	399
Other finished goods and merchandise	80	67

Total inventories	460	466

Cost of equipment sales and merchandise for resale includes $2,496 million of inventory costs for 2019 (2018 - $2,515 million).